Subsequent Event	12 Months Ended
Dec. 31, 2014
Subsequent Events [Abstract]
Subsequent Event

24. SUBSEQUENT EVENT

Stock Split

On February 24, 2015, the Board of Directors approved a two-for-one stock split, to be implemented by way of a stock dividend, whereby shareholders of the Company will receive an additional Common Share for each Common Share held. The stock dividend will be payable on March 25, 2015, to shareholders of record at the close of business on March 11, 2015. All equity-based compensation plans or arrangements and normal course issuer bid will be adjusted to reflect the issuance of additional Common Shares due to the declaration of the stock split.